December 31, 2002

--------------------------------------------------------------------------------
     Oppenheimer                                    Annual Report
     International Growth                            -----------
     Fund/VA                                         Management
     A Series of Panorama Series Fund, Inc.         Commentaries
--------------------------------------------------------------------------------


Performance Update

Investment Strategy Discussion

Financial Statements


[graphic]


                                                         [logo]
                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
Objective
Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

--------------------------------------------------------------------------------
Narrative by Portfolio Management Team
Until the final weeks of the period, the markets favored larger, more widely recognized companies with strong current earnings. As a result, Oppenheimer International Growth Fund/VA, which leaned during the period towards small- and medium-sized businesses with the potential future earnings growth, turned in a weak performance. 1 Despite this, we are encouraged. We believe, as the jump in total return towards the end of the fiscal year may suggest, that once investors become less risk-averse, the Fund's performance may improve noticeably.
   Slumping economies around the globe, market corrections in the United States and Europe, corporate governance issues, terrorist activities, the possibility of war--added up to extremely cautious, concerned investors. At various points, investors virtually stampeded into the perceived safety of any large company with predictable earnings. Companies with less visible earnings power and those that encountered problems of any sort got punished, even when their future earnings potential was substantial.
   We reviewed the Fund's portfolio, as is our normal practice, to verify that the names we had chosen still had the long-term potential we originally envisioned. In our estimation, the vast majority did. Next, we increased our investment in the companies we liked the most. Finally, when stock prices dipped, we added positions in companies that we targeted to own, but previously considered too expensive.
   The Fund's losses were not due to any particular stock or sector. Markets throughout the world were depressed this year. So were most market sectors, as well as most of our holdings.
   Generally speaking, there are two types of growth stocks in the Fund. First, steady growth companies with a history of earnings and revenue growth, and second, newer companies that are either cash flow negative or only positive to a small extent--these are smaller companies with a huge potential for future growth. In the past, we have relied on the former category to provide stability to the Fund, however, in the current climate both categories have been bid down significantly. Growth has been so out of favor that future earnings have been completely discounted as investors seek out safe investments from value investments. And, in Europe, growth stocks have been bid down to multiples in the single digits.
   As we mentioned earlier, we believe the Fund will do better once investors regain a measure of confidence. The portfolio is brimming with companies that fall into one of four global trends driving the long-run growth of business and economies around the world: mass affluence, new technology, restructuring and aging. We're not certain when worldwide economic growth will resume and investors will, once again, pay for long-term earnings expansion. But, we believe when the scale tips, the companies we own should benefit. We are willing to be patient, and in the interim, will continue to take advantage of low prices to add or build upon our positions. It is this long-term perspective, plus our steadfast pursuit of our investment strategy in tough times, that makes Oppenheimer International Growth Fund/VA a part of the Right Way to Invest.



1. Investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations. Small- and mid-cap stocks, as well as technology stocks, may be more volatile than other equities.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Fund's investments are subject to change. The Fund's investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.




                 2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE



Management's Discussion of Fund Performance. For the twelve months that ended December 31, 2002, Oppenheimer International Growth Fund/VA suffered a sizable loss as international markets tumbled and investors shunned the smaller companies with long-term earnings growth potential that we favor. As a result, the Fund underperformed the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, its benchmark. Wary investors concerned about sluggish economic growth, political disruptions and the possibility of terrorism or war gravitated to the relative safety of larger companies worldwide, to the detriment of most of our holdings. Despite this, we continue to believe that well managed small- and medium-sized companies that fit major global trends will deliver greater capital appreciation over time, so we maintained most of our positions or built new ones, buying on price weakness. The Fund's holdings, strategies and management are subject to change.
   Comparing the Fund's Performance to the Market. The graphs that follow shows the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.



                 3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE
--------------------------------------------------------------------------------


Non-Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                                                                                   Morgan Stanley Capital
                   Oppenheimer International                                       Investment (MSCI) EAFE
                  Growth Fund/VA (Non-Service)                              (Europe, Australasia, Far East) Index
12/31/92                      $10,000                                                     $10,000
3/31/93                       $10,870                                                     $11,208
6/30/93                       $11,304                                                     $12,345
9/30/93                       $11,769                                                     $13,172
12/31/93                      $12,180                                                     $13,294
3/31/94                       $12,180                                                     $13,768
6/30/94                       $12,292                                                     $14,481
9/30/94                       $12,523                                                     $14,504
12/31/94                      $12,356                                                     $14,366
3/31/95                       $12,243                                                     $14,645
6/30/95                       $12,810                                                     $14,763
9/30/95                       $13,373                                                     $15,390
12/31/95                      $13,629                                                     $16,026
3/31/96                       $14,340                                                     $16,501
6/30/96                       $14,837                                                     $16,774
9/30/96                       $14,837                                                     $16,766
12/31/96                      $15,436                                                     $17,045
3/31/97                       $15,214                                                     $16,790
6/30/97                       $17,055                                                     $18,982
9/30/97                       $17,423                                                     $18,861
12/31/97                      $16,687                                                     $17,396
3/31/98                       $19,416                                                     $19,968
6/30/98                       $19,670                                                     $20,194
9/30/98                       $17,132                                                     $17,336
12/31/98                      $19,924                                                     $20,933
3/31/99                       $19,669                                                     $21,239
6/30/99                       $20,320                                                     $21,793
9/30/99                       $21,883                                                     $22,765
12/31/99                      $29,959                                                     $26,647
3/31/00                       $34,932                                                     $26,634
6/30/00                       $31,501                                                     $25,595
9/30/00                       $30,098                                                     $23,545
12/31/00                      $27,135                                                     $22,928
3/31/01                       $23,801                                                     $19,797
6/30/01                       $24,185                                                     $19,626
9/30/01                       $17,659                                                     $16,887
12/31/01                      $20,538                                                     $18,066
3/31/02                       $21,060                                                     $18,252
6/30/02                       $19,321                                                     $17,817
9/30/02                       $13,718                                                     $14,310
12/31/02                      $14,684                                                     $15,237

Average Annual Total Returns of Non-Service shares of the Fund at 12/31/02 1-Year -28.51% 5-Year -2.52% 10-Year 3.92%

Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                                                                           Morgan Stanley Capital
                   Oppenheimer International                               Investment (MSCI) EAFE
                    Growth Fund/VA (Service)                        (Europe, Australasia, Far East) Index
3/19/01                      $10,000                                             $10,000
3/31/01                      $10,164                                             $10,000
6/30/01                      $10,328                                              $9,913
9/30/01                       $7,623                                              $8,530
12/31/01                      $8,852                                              $9,126
3/31/02                       $8,910                                              $9,220
6/30/02                       $8,662                                              $9,000
9/30/02                       $6,270                                              $7,228
12/31/02                      $6,682                                              $7,697

Average Annual Total Returns of Service shares of the Fund at 12/31/02 1-Year -24.51% Since Inception -20.23%



Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The inception dates of the Fund were 5/13/92 for the Class A shares and 3/19/01 for its Service shares. The performance information in the graphs for the MSCI EAFE Index begins on 12/31/92 in the first graph and on 3/31/01 for the second graph.
Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.


                 4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
                                                            Financial Statements
                                                                      Pages 6-17




                 5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002
--------------------------------------------------------------------------------

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Common Stocks--97.4%
----------------------------------------------------------------
 Consumer Discretionary--10.8%
----------------------------------------------------------------
 Auto Components--0.2%
 Sauer-Danfoss, Inc.                      12,900   $    101,910
----------------------------------------------------------------
 Automobiles--1.4%
 Ducati Motor Holding SpA 1              191,000        359,781
----------------------------------------------------------------
 Porsche AG, Preferred                     1,235        513,220
                                                   -------------
                                                        873,001

----------------------------------------------------------------
 Household Durables--2.8%
 Groupe SEB SA                            15,530      1,378,742
----------------------------------------------------------------
 Thomson (ex-TMM) 1                       21,950        374,538
                                                   -------------
                                                      1,753,280

----------------------------------------------------------------
 Internet & Catalog Retail--2.0%
 Aucnet, Inc.                             15,800        113,171
----------------------------------------------------------------
 LG Home Shopping, Inc.                   20,190      1,174,579
                                                   -------------
                                                      1,287,750

----------------------------------------------------------------
 Leisure Equipment & Products--0.5%
 Koei Co. Ltd.                            12,732        313,284
----------------------------------------------------------------
 Media--3.9%
 British Sky Broadcasting Group plc 1     34,381        353,686
----------------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR 1       21,500        600,495
----------------------------------------------------------------
 Reed Elsevier plc 2                      38,340        328,370
----------------------------------------------------------------
 Sogecable SA 1                           41,900        375,942
----------------------------------------------------------------
 Wolters Kluwer NV                        20,121        350,509
----------------------------------------------------------------
 Zee Telefilms Ltd.                      237,500        482,925
                                                   -------------
                                                      2,491,927

----------------------------------------------------------------
 Consumer Staples--0.6%
----------------------------------------------------------------
 Personal Products--0.6%
 Wella AG, Preference, Non-Vtg.            5,810        347,530
----------------------------------------------------------------
 Energy--3.1%
----------------------------------------------------------------
 Energy Equipment & Services--2.6%
 Expro International Group plc           121,740        725,160
----------------------------------------------------------------
 Technip-Coflexip SA, Sponsored ADR       50,875        906,084
                                                   -------------
                                                      1,631,244

----------------------------------------------------------------
 Oil & Gas--0.5%
 Tsakos Energy Navigation Ltd.            20,900        323,114
----------------------------------------------------------------
 Financials--13.4%
----------------------------------------------------------------
 Banks--5.2%
 Anglo Irish Bank Corp.                  136,100        968,342
----------------------------------------------------------------
 Banco Popolare di Verona e
 Novara Scrl 1                            67,000        747,393
----------------------------------------------------------------
 Espirito Santo Financial Group, ADR      26,563        444,665
----------------------------------------------------------------
 Royal Bank of Scotland Group plc (The)   32,030        767,289
----------------------------------------------------------------
 Uniao de Bancos Brasileiros SA
 (Unibanco), Sponsored ADR                33,200        363,540
                                                   -------------
                                                      3,291,229

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Diversified Financials--8.2%
 3i Group plc                             51,310   $    458,452
----------------------------------------------------------------
 Ackermans & van Haaren NV                18,700        345,378
----------------------------------------------------------------
 Collins Stewart Ltd.                    223,340      1,143,385
----------------------------------------------------------------
 ICICI Bank Ltd., Sponsored ADR          137,425        893,262
----------------------------------------------------------------
 Marschollek, Lautenschlaeger und
 Partner AG (MLP)                         64,755        638,767
----------------------------------------------------------------
 Van der Moolen Holding NV                78,100      1,680,142
                                                   -------------
                                                      5,159,386

----------------------------------------------------------------
 Health Care--19.1%
----------------------------------------------------------------
 Biotechnology--1.5%
 Cambridge Antibody Technology
 Group plc 1                              19,550        161,616
----------------------------------------------------------------
 Oxford GlycoSciences plc 1               45,474        101,028
----------------------------------------------------------------
 PowderJect Pharmaceuticals plc 1        108,420        706,909
                                                   -------------
                                                        969,553

----------------------------------------------------------------
 Health Care Equipment & Supplies--0.3%
 Biocompatibles International plc 1       30,055         45,966
----------------------------------------------------------------
 Ortivus AB, B Shares 1                   67,700        155,395
                                                   -------------
                                                        201,361

----------------------------------------------------------------
 Health Care Providers & Services--3.3%
 Fresenius AG, Preference                 19,260        736,707
----------------------------------------------------------------
 Nicox SA 1                               89,150      1,309,756
                                                   -------------
                                                      2,046,463

----------------------------------------------------------------
 Pharmaceuticals--14.0%
 Aventis SA 1                             11,010        598,492
----------------------------------------------------------------
 Dr. Reddy's Laboratories Ltd.,
 Sponsored ADR                            62,100      1,200,393
----------------------------------------------------------------
 GlaxoSmithKline plc                      33,720        647,087
----------------------------------------------------------------
 NeuroSearch AS 1                         27,700        197,622
----------------------------------------------------------------
 Novogen Ltd. 1                          634,400      1,200,295
----------------------------------------------------------------
 Pliva d.d., GDR 3                       110,900      1,574,780
----------------------------------------------------------------
 Sanofi-Synthelabo SA                     19,320      1,180,984
----------------------------------------------------------------
 Shionogi & Co. Ltd.                      49,945        706,225
----------------------------------------------------------------
 Shire Pharmaceuticals Group plc 1        41,790        267,429
----------------------------------------------------------------
 SkyePharma plc 1                      1,898,860      1,268,645
                                                   -------------
                                                      8,841,952

----------------------------------------------------------------
 Industrials--23.7%
----------------------------------------------------------------
 Aerospace & Defense--3.9%
 Empresa Brasileira de Aeronautica
 SA (Embraer), Preference                616,126      2,436,657
----------------------------------------------------------------
 Commercial Services & Supplies--5.7%
 Amadeus Global Travel Distribution SA   167,200        689,556
----------------------------------------------------------------
 BTG plc 1                               268,010        487,560
----------------------------------------------------------------
 Buhrmann NV                             121,200        529,099



                 6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Commercial Services & Supplies Continued
 Magnus Holding NV 1                     128,958   $     48,718
----------------------------------------------------------------
 Prosegur Compania de Seguridad SA        72,100        733,919
----------------------------------------------------------------
 Randstad Holding NV                      76,600        687,284
----------------------------------------------------------------
 Rentokil Initial plc                    119,810        424,341
                                                   -------------
                                                      3,600,477

----------------------------------------------------------------
 Construction & Engineering--4.6%
 Koninklijke Boskalis Westminster NV     142,700      2,885,671
----------------------------------------------------------------
 Electrical Equipment--1.5%
 Ushio, Inc.                              87,000        953,063
----------------------------------------------------------------
 Industrial Conglomerates--2.5%
 Aalberts Industries NV                  101,504      1,576,471
----------------------------------------------------------------
 Machinery--3.7%
 GSI Lumonics, Inc. 1                     93,000        560,790
----------------------------------------------------------------
 Halma plc                               586,290      1,057,132
----------------------------------------------------------------
 Hyundai Heavy Industries Co. Ltd. 1      44,454        714,008
                                                   -------------
                                                      2,331,930

----------------------------------------------------------------
 Transportation Infrastructure--1.8%
 Eurotunnel SA 1                       1,580,470        995,127
----------------------------------------------------------------
 ICTS International NV 1                  20,900        119,966
                                                   -------------
                                                      1,115,093

----------------------------------------------------------------
 Information Technology--21.6%
----------------------------------------------------------------
 Communications Equipment--1.4%
 Telefonaktiebolaget LM Ericsson AB,
 B Shares 1                            1,307,000        915,003
----------------------------------------------------------------
 Computers & Peripherals--1.8%
 Logitech International SA 1              18,438        550,060
----------------------------------------------------------------
 Toshiba Corp. 1                         181,000        567,388
                                                   -------------
                                                      1,117,448

----------------------------------------------------------------
 Electronic Equipment & Instruments--5.1%
 Hamamatsu Photonics K.K.                 61,200      1,103,632
----------------------------------------------------------------
 Imagineer Co. Ltd.                        1,100          5,071
----------------------------------------------------------------
 Keyence Corp.                             3,100        539,437
----------------------------------------------------------------
 Omron Corp.                              59,686        880,176
----------------------------------------------------------------
 Tandberg ASA 1                          117,500        678,426
                                                   -------------
                                                      3,206,742

----------------------------------------------------------------
 IT Consulting & Services--3.3%
 Infosys Technologies Ltd.                15,000      1,492,539
----------------------------------------------------------------
 NIIT Ltd.                               152,900        597,091
                                                   -------------
                                                      2,089,630

----------------------------------------------------------------
 Semiconductor Equipment & Products--4.1%
 ASM International NV 1                   89,100      1,149,390
----------------------------------------------------------------
 Jenoptik AG                             140,285      1,442,708
                                                   -------------
                                                      2,592,098

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Software--5.9%
 Capcom Co. Ltd.                          18,600        280,089
----------------------------------------------------------------
 Eidos plc 1                             341,790        693,312
----------------------------------------------------------------
 Infogrames Entertainment SA 1           232,797        669,374
----------------------------------------------------------------
 Software AG                              56,036        529,826
----------------------------------------------------------------
 UBI Soft Entertainment SA 1              93,885      1,044,343
----------------------------------------------------------------
 Unit 4 Agresso NV 1                     106,300        493,057
                                                   -------------
                                                      3,710,001

----------------------------------------------------------------
 Telecommunication Services--4.3%
----------------------------------------------------------------
 Diversified Telecommunication Services--2.2%
 BT Group plc                            271,930        853,671
----------------------------------------------------------------
 Videsh Sanchar Nigam Ltd.,
 Sponsored ADR                           126,901        520,294
                                                   -------------
                                                      1,373,965

----------------------------------------------------------------
 Wireless Telecommunication Services--2.1%
 KDDI Corp.                                  258        837,027
----------------------------------------------------------------
 Vodafone Group plc                      286,610        522,551
                                                   -------------
                                                      1,359,578

----------------------------------------------------------------
 Utilities--0.8%
----------------------------------------------------------------
 Electric Utilities--0.8%
 Solidere, GDR 1                         100,000        487,500
                                                   -------------
 Total Common Stocks (Cost $88,745,816)              61,384,311

----------------------------------------------------------------
 Preferred Stocks--0.1%
 Fresenius Medical Care AG, Preferred
 (Cost $72,039)                            2,192         65,903

                                      Principal
                                         Amount
----------------------------------------------------------------
 Joint Repurchase Agreements--3.6%
 Undivided interest of 6.60% in joint
 repurchase agreement (Market Value
 $34,023,000) with Zion Bank/Capital
 Markets Group, 1.10%, dated 12/31/02,
 to be repurchased at $2,246,137 on
 1/2/03, collateralized by U.S. Treasury
 Bonds, 1.75%, 12/31/04, with a value of
 $34,713,488 (Cost $2,246,000)        $2,246,000      2,246,000
----------------------------------------------------------------
 Total Investments, at Value
 (Cost $91,063,855)                         101.1%   63,696,214
----------------------------------------------------------------
 Liabilities in Excess of Other Assets       (1.1)     (695,004)
                                      --------------------------
 Net Assets                                 100.0% $ 63,001,210
                                      ==========================



                 7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued



Footnotes to Statement of Investments
1. Non-income producing security.
2. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,574,780 or 2.50% of the Fund's net assets as of December 31, 2002.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification      Market Value        Percent
-------------------------------------------------------------
Great Britain                      $11,013,589          17.3%
The Netherlands                      9,520,305          14.9
France                               8,457,440          13.3
Japan                                6,298,564           9.9
India                                5,186,504           8.1
Germany                              4,274,659           6.7
Brazil                               2,800,197           4.4
United States                        2,347,910           3.7
Korea, Republic of (South)           1,888,587           3.0
Spain                                1,799,418           2.8
Croatia                              1,574,780           2.5
Australia                            1,200,295           1.9
Italy                                1,107,175           1.7
Sweden                               1,070,398           1.7
Norway                               1,001,540           1.6
Ireland                                968,342           1.5
Mexico                                 600,495           0.9
Canada                                 560,790           0.9
Switzerland                            550,060           0.9
Lebanon                                487,500           0.8
Portugal                               444,665           0.7
Belgium                                345,379           0.5
Denmark                                197,622           0.3
                                   --------------------------
Total                              $63,696,214         100.0%
                                   ==========================


See accompanying Notes to Financial Statements.


                 8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $91,063,855)--see accompanying statement                       $63,696,214
-------------------------------------------------------------------------------------------------------
Cash                                                                                               431
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                               15
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                         196,613
Investments sold                                                                                33,390
Shares of capital stock sold                                                                     9,023
Other                                                                                            2,668
                                                                                           ------------
Total assets                                                                                63,938,354

-------------------------------------------------------------------------------------------------------
Liabilities

Unrealized depreciation on foreign currency contracts                                          141,317
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                               755,697
Investments purchased                                                                           24,532
Shareholder reports                                                                              9,562
Distribution and service plan fees                                                                 511
Transfer and shareholder servicing agent fees                                                      453
Directors' compensation                                                                            367
Other                                                                                            4,705
                                                                                           ------------
Total liabilities                                                                              937,144

-------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $63,001,210
                                                                                           ============

-------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                                       $    82,927
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 124,825,016
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                            964,065
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and foreign currency transactions             (35,380,211)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                  (27,490,587)
                                                                                           ------------
Net Assets                                                                                 $63,001,210
                                                                                           ============

-------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $62,090,743 and 81,797,535 shares of capital stock outstanding)                 $0.76
-------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $910,467 and 1,129,512 shares of capital stock outstanding)                     $0.81



See accompanying Notes to Financial Statements.


                 9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002


------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $168,399)                                       $  1,878,320
------------------------------------------------------------------------------------------------------------
Interest                                                                                             43,559
                                                                                               -------------
Total investment income                                                                           1,921,879

------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                     842,180
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                    1,331
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                   10,515
Service shares                                                                                          463
------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  41,048
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          33,871
------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                               5,540
------------------------------------------------------------------------------------------------------------
Other                                                                                                11,685
                                                                                               -------------
Total expenses                                                                                      946,633
Less reduction to custodian expenses                                                                   (529)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service shares                 (392)
                                                                                               -------------
Net expenses                                                                                        945,712

------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                               976,167

------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                                     (14,858,771)
Foreign currency transactions                                                                    (1,865,982)
                                                                                               -------------
Net realized loss                                                                               (16,724,753)

------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                     (21,206,943)
Translation of assets and liabilities denominated in foreign currencies                          11,949,626
                                                                                               -------------
Net change                                                                                       (9,257,317)
                                                                                               -------------
Net realized and unrealized loss                                                                (25,982,070)

------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                           $(25,005,903)
                                                                                               =============




See accompanying Notes to Financial Statements.


                 10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS



Year Ended December 31,                                                           2002              2001
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                      $   976,167      $   812,167
--------------------------------------------------------------------------------------------------------
Net realized loss                                                          (16,724,753)     (15,646,684)
--------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                       (9,257,317)     (16,728,344)
                                                                           -----------------------------
Net decrease in net assets resulting from operations                       (25,005,903)     (31,562,861)

--------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                            (649,038)          (2,436)
Service shares                                                                  (1,328)              --
--------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                  --      (23,429,756)
Service shares                                                                      --               --

--------------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock ransactions:
Non-Service shares                                                         (12,200,129)       9,925,269
Service shares                                                                 923,076          103,291

--------------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                             (36,933,322)     (44,966,493)
--------------------------------------------------------------------------------------------------------
Beginning of period                                                         99,934,532      144,901,025
                                                                           -----------------------------
End of period [including undistributed net investment income of
$964,065 and $620,003, respectively]                                       $63,001,210      $99,934,532
                                                                           =============================



See accompanying Notes to Financial Statements.


                 11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS




Non-Service shares    December 31                          2002          2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                      $1.07        $ 1.74        $ 2.30        $ 1.57        $ 1.36
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .01           .01            -- 1          -- 1         .01
Net realized and unrealized gain (loss)                    (.31)         (.39)         (.11)          .77           .25
                                                         ---------------------------------------------------------------
Total from investment operations                           (.30)         (.38)         (.11)          .77           .26
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.01)           -- 1        (.03)         (.01)         (.01)
Distributions from net realized gain                         --          (.29)         (.42)         (.03)         (.04)
                                                         ---------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                            (.01)         (.29)         (.45)         (.04)         (.05)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $0.76         $1.07         $1.74         $2.30         $1.57
                                                         ===============================================================

------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                       (28.51)%      (24.31)%       (9.43)%       50.37%        19.40%

------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $62,091      $ 99,831      $144,901      $147,345      $103,404
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $83,511      $117,814      $162,028      $107,403      $ 94,651
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      1.17%         0.69%         0.24%         0.17%         0.68%
Expenses                                                   1.12%         1.05%         1.17%         1.08%         1.09% 4
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      40%           44%           72%          127%           48%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                 12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service shares    December 31                                                                            2002          2001 1
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                                                   $ 1.08        $ 1.22
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                                              .01            -- 2
Net realized and unrealized loss                                                                         (.27)         (.14)
                                                                                                       ---------------------
Total from investment operations                                                                         (.26)         (.14)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                     (.01)           --
Distributions from net realized gain                                                                       --            --
                                                                                                       ---------------------
Total dividends and/or distributions to shareholders                                                     (.01)           --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                          $0.81         $1.08
                                                                                                       =====================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                                                                     (24.51)%      (11.48)%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                                 $910          $103
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                        $603          $ 36
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                                            (0.03)%        0.28%
Expenses                                                                                                 1.41%         1.20%
Expenses, net of reduction to custodian expenses and/or voluntary waiver of transfer agent fees          1.34%         1.20%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                    40%           44%


1. For the period from March 19, 2001 (inception of offering) to December 31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                 13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                 14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2009          $16,530,049
                              2010           12,564,594
                                            -----------
                              Total         $29,094,643
                                            ===========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $5,845,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $164,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $18,261. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                       Year Ended               Year Ended
                                                December 31, 2002        December 31, 2001
                --------------------------------------------------------------------------
                Distributions paid from:
                Ordinary income                          $650,366              $13,578,101
                Long-term capital gain                         --                9,854,091
                Return of capital                              --                       --
                                                         ---------------------------------
                Total                                    $650,366              $23,432,192
                                                         =================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income $    964,065
                 Accumulated net realized loss        (35,380,211)
                 Net unrealized depreciation          (27,490,587)
                                                     ------------
                 Total                               $(61,906,733)
                                                     ============


                 15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Fund has authorized 160 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                                        Year Ended December 31, 2002       Year Ended December 31, 2001 1
                                                            Shares            Amount           Shares            Amount
-------------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                                   341,815,040     $ 332,416,733      190,493,161      $224,286,344
Dividends and/or distributions reinvested                  590,034           649,038       18,745,753        23,432,192
Redeemed                                              (353,484,720)     (345,265,900)    (199,740,358)     (237,793,267)
                                                      -------------------------------------------------------------------
Net increase (decrease)                                (11,079,646)     $(12,200,129)       9,498,556      $  9,925,269
                                                      ===================================================================

-------------------------------------------------------------------------------------------------------------------------
Service shares
Sold                                                    10,721,265    $   11,609,780           96,467      $    103,972
Dividends and/or distributions reinvested                    1,218             1,328               --                --
Redeemed                                                (9,688,789)      (10,688,032)            (649)             (681)
                                                      -------------------------------------------------------------------
Net increase                                             1,033,694     $     923,076           95,818      $    103,291
                                                      ===================================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from March 19, 2001 (inception of offering) to December 31, 2001, for Service shares.


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $32,350,809 and $45,214,755, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $91,425,362 was composed of:

                    Gross unrealized appreciation             $  3,339,845
                    Gross unrealized depreciation              (31,068,993)
                                                              ------------
                    Net unrealized depreciation               $(27,729,148)
                                                              ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.



                 16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $1,331.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                                     Expiration             Contract    Valuation as of     Unrealized           Unrealized
Contract Description                      Dates        Amount (000s)  December 31, 2002   Appreciation         Depreciation
----------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
Euro [EUR]                               1/2/03                3EUR        $     2,960             $15             $     --

Contracts to Sell
British Pound Sterling [GBP]             1/2/03                4GBP              6,831              --                   28
Euro [EUR]                               1/2/03               15EUR             15,243              --                  199
Japanese Yen [JPY]                       5/2/03          430,907JPY          3,647,654              --              141,090
                                                                                               -----------------------------
                                                                                                    --              141,317
                                                                                               -----------------------------
Total Unrealized Appreciation and Depreciation                                                     $15             $141,317
                                                                                               =============================



                 17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Oppenheimer International Growth Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

Denver, Colorado
January 23, 2003




                 18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited



--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.0072 and $0.0071 per share were paid to Non-Service and Service shareholders, respectively, on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
   Dividends paid by the Fund during the fiscal year ended December 31, 2002 which are not designated as capital gain distributions should be multiplied by 0.21% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                 19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Name, Position(s) Held with     Principal Occupation(s) During Past 5 Years;
Fund, Length of Service, Age    Other Trusteeships/Directorships Held by
                                Director; Number of Portfolios in Fund Complex
                                Currently Overseen by Director

INDEPENDENT                     The address of each Director in the chart below
DIRECTORS                       is 6803 S. Tucson Way, Centennial, CO
                                80112-3924. Each Director serves for an
                                indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                 Formerly, Chief Executive Officer (until August
Chairman and Director           27, 2002) of the Board II Funds, Vice Chairman
(since 1992)                    (until January 2, 2002) of OppenheimerFunds,
Age: 69                         Inc. (the Manager) and President and a director
                                (until 1997) of Centennial Asset Management
                                Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,           Chairman of the following private mortgage
Director (since 1999)           banking companies: Cherry Creek Mortgage
Age: 65                         Company (since 1991), Centennial State Mortgage
                                Company (since 1994), The El Paso Mortgage
                                Company (since 1993), Transland Financial
                                Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier
                                Insurance (insurance agency) (since 1995) and
                                Ambassador Media Corporation (since 1984); a director of the following public companies:
                                Storage Technology Corporation (computer equipment company) (since 1991), Helmerich &
                                Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of
                                International Family Entertainment (television channel) (1992-1997) and Natec Resources, Inc.
                                (air pollution control equipment and services company) (1991-1995), Frontier Real Estate,
                                Inc. (residential real estate brokerage)
                                (1994-1999), and Frontier Title (title
                                insurance agency) (1995-June 1999); a U.S.
                                Senator (January 1979-January 1991). Oversees
                                41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                 Formerly, Director and President of A.G.
Director (since 1993)           Edwards Capital, Inc. (General Partner of
Age: 71                         private equity funds) (until February 2001);
                                Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (until March
                                2000); Vice Chairman and Director of A.G.
                                Edwards, Inc. and Vice Chairman of A.G. Edwards
                                & Sons, Inc. (its brokerage company subsidiary)
                                (until March 1999); Chairman of A.G. Edwards
                                Trust Company and A.G.E. Asset Management
                                (investment advisor) (until March 1999); and a
                                Director (until March 2000) of A.G. Edwards &
                                Sons and A.G. Edwards Trust Company. Oversees
                                41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                Formerly (until April 1999): Senior Vice
Director (since 1997)           President (from September 1987) and Treasurer
Age: 66                         (from March 1985) of the Manager; Vice
                                President (from June 1983) and Treasurer (since
                                March 1985) of OppenheimerFunds Distributor,
                                Inc. (a subsidiary of the Manager); Senior Vice
                                President (since February 1992), Treasurer
                                (since July 1991) Assistant Secretary and a director (since December 1991) of the Centennial Asset Management Corporation; Vice
                                President (since October 1989) and Treasurer
                                (since April 1986) of HarbourView Asset
                                Management Corporation (an investment advisory subsidiary of the Manager); President,
                                Treasurer and a director (June 1989-January
                                1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager);
                                Vice President and Treasurer (since August
                                1978) and Secretary (since April 1981) of
                                Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager);
                                Assistant Treasurer (since March 1998) of
                                Oppenheimer Acquisition Corp. (the Manager's parent corporation); Treasurer (since November
                                1989) of Oppenheimer Partnership Holdings, Inc.
                                (a holding company subsidiary of the Manager);
                                Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management, Inc. (an investment advisory subsidiary of the Manager);
                                Chief Executive Officer and director (since
                                March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                Treasurer (since October 1997) of
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of the Manager).
                                Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,              A member of The Life Guard of Mount Vernon,
Director (since 1999)           (George Washington's home) (since June 2000).
Age: 64                         Formerly (March 2001 - May 2002) Director of
                                Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                  Chairman and Director (since 1998) of Rocky
Director (since 1992)           Mountain Elk Foundation (a not-for-profit
Age: 60                         foundation); and a director (since October
                                1999) of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly
                                Chairman and a director (until October 1996) and President and Chief Executive Officer
                                (until October 1995) of the Manager; President,
                                Chief Executive Officer






                 20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Jon S. Fossel,                  and a director of Oppenheimer Acquisition
Continued                       Corp., Shareholders Services Inc. and
                                Shareholder Financials Services, Inc. (until
                                October 1995). Oversees 41 portfolios in the
                                OppenheimerFunds complex.

Sam Freedman,                   A trustee or director of other Oppenheimer
Director (since 1996)           funds. Formerly (until October 1994) Mr.
Age: 62                         Freedman held several positions in subsidiary
                                or affiliated companies of the Manager.
                                Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,            Trustee (since 1996) of MassMutual
Director (since 2002)           Institutional Funds and of MML Series
Age: 56                         Investment Fund (open-end investment
                                companies); Director of MML Services (since
                                April 1987) and America Funds Emerging Markets
                                Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                (a philanthropy organization) (since April
                                2002), and Community Hospital of Monterey
                                Peninsula, (since February 2002); a trustee
                                (since February 2000) of Monterey International
                                Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                Michigan and Hartford Hospital. Formerly,
                                President (February 1991-April 2000) ARCO
                                Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,               Director (since 2001) of Jones Knowledge, Inc.
Director (since 2002)           (a privately held company), U.S. Exploration,
Age: 58                         Inc., (since 1997), Colorado UpLIFT (a
                                non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                                (since 2000). Formerly, Chairman of U.S. Bank
                                (a subsidiary of U.S. Bancorp and formerly
                                Colorado National Bank,) (July 1996-April 1,
                                1999) and a director of Commercial Assets, Inc.
                                (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,       Trustee (since 1996) of MassMutual
Director (since 2000)           Institutional Funds and of MML Series
Age: 60                         Investment Fund (open-end investment
                                companies); Trustee and Chairman (since May
                                1987) of the investment committee for the Worcester Polytech Institute; President and
                                Treasurer (since January 1999) of the SIS Fund
                                (a private not for profit charitable
                                organization); Trustee (since 1995) of the Springfield Library and Museum Association;
                                Trustee (since 1996) of the Community Music
                                School of Springfield; Member of the investment committee of the Community Foundation of Western Massachusetts (since 1998). Formerly,
                                Chairman (January 1999-July 1999) of SIS &
                                Family Bank, F.S.B. (formerly SIS Bank);
                                President, Chief Executive Officer and Director
                                (May 1993-December 1998) of SIS Bankcorp, Inc.
                                and SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President
                                (January 1999-July 1999) of Peoples Heritage
                                Financial Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.



--------------------------------------------------------------------------------
INTERESTED DIRECTOR             The address of Mr. Murphy in the chart below is
AND OFFICER                     498 Seventh Avenue, New York, NY 10018. Mr.
                                Murphy serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director
President and Director          (since June 2001) and President (since
(since October 2001)            September 2000) of the Manager; President and a
Age: 53                         director or trustee of other Oppenheimer funds;
                                President and a director (since July 2001) of Oppenheimer Acquisition Corp. and of
                                Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc.; President and a director (since
                                July 2001) of OppenheimerFunds Legacy Program
                                (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                OppenheimerFunds, Inc.: OFI Institutional Asset
                                Management, Inc. and Centennial Asset
                                Management Corporation (since November 2001),
                                HarbourView Asset Management Corporation and
                                OFI Private Investments, Inc. (since July
                                2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; a director (since
                                November 2001) of Trinity Investment Management
                                Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive
                                Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company
                                (the Manager's parent company); a director
                                (since June 1995) of DLB Acquisition
                                Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.);
                                formerly, Chief Operating Officer (September
                                2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                                Series Investment Fund and MassMutual
                                Institutional Funds (open-end investment companies); a director (September 1999-August
                                2000) of C.M. Life Insurance Company;
                                President, Chief Executive Officer and director
                                (September 1999-August 2000) of MML Bay State
                                Life Insurance Company; a director (June
                                1989-June 1998) of Emerald Isle Bancorp and
                                Hibernia Savings Bank (a wholly-owned
                                subsidiary of Emerald Isle Bancorp). Oversees
                                69 portfolios in the OppenheimerFunds complex.




                 21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Evans and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his earlier resignation, retirement, death or removal.

George Evans,                   Vice President of the Manager (since October
Vice President (since 1999)     1993) and of HarbourView Asset Management
Age: 43                         Corporation (since July 1994). An officer of 4
                                portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since
Treasurer, Principal            March 1999) of the Manager; Treasurer (since
Financial and Accounting        March 1999) of HarbourView Asset Management
Officer                         Corporation, Shareholder Services, Inc.,
(since 1999)                    Oppenheimer Real Asset Management Corporation,
Age: 43                         Shareholder Financial Services, Inc.,
                                Oppenheimer Partnership Holdings, Inc., OFI
                                Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since May
                                2000) and OFI Institutional Asset Management,
                                Inc. (since November 2000); Treasurer and Chief
                                Financial Officer (since May 2000) of
                                Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                (since March 1999) of Oppenheimer Acquisition
                                Corp. and OppenheimerFunds Legacy Program
                                (since April 2000); formerly Principal and
                                Chief Operating Officer (March 1995-March
                                1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                 General Counsel (since November 2001) of the
Vice President and Secretary    Manager; Senior Vice President (since May 1985)
(since 2001)                    and General Counsel (since February 2002) of
Age: 54                         OppenheimerFunds, Inc.; General Counsel and a
                                director (since November 2001) of
                                OppenheimerFunds Distributor, Inc.; Senior Vice
                                President and General Counsel (since November
                                2001) of HarbourView Asset Management
                                Corporation; Vice President and a director
                                (since November 2000) of Oppenheimer
                                Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director
                                (since November 2001) of Shareholder Services,
                                Inc., Shareholder Financial Services, Inc., OFI
                                Private Investments, Inc., Oppenheimer Trust
                                Company and OFI Institutional Asset Management,
                                Inc.; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.;
                                Assistant Secretary and a director (since
                                November 2001) of OppenheimerFunds
                                International Ltd.; Vice President (since
                                November 2001) of OppenheimerFunds Legacy
                                Program; Secretary (since November 2001) of
                                Oppenheimer Acquisition Corp.; formerly Acting
                                General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                2001) of the Manager; Assistant Secretary of
                                Shareholder Services, Inc. (May 1985-November
                                2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); OppenheimerFunds
                                International Ltd. and Oppenheimer Millennium
                                Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.







The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.



                 22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Panorama Series Fund, Inc.
--------------------------------------------------------------------------------
Investment Advisor           OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor                  OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer Agent               OppenheimerFunds Services


--------------------------------------------------------------------------------
Independent Auditors         Deloitte & Touche LLP


--------------------------------------------------------------------------------
Legal Counsel                Myer, Swanson, Adams & Wolf, P.C.
to the Fund


--------------------------------------------------------------------------------
Legal Counsel to the         Mayer Brown Rowe & Maw
Independent Directors

                             For more complete information about Oppenheimer International Growth Fund/VA, please refer to the Prospectus. To obtPain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.








                 23 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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